Exhibit 10.6.1

CONFIDENTIAL TREATMENT REQUESTED BY CELLECTIS S.A.—CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

UNIVERSITY OF MINNESOTA

FIRST AMENDMENT TO THE EXCLUSIVE PATENT LICENSE AGREEMENT

THIS FIRST AMENDMENT TO THE EXCLUSIVE PATENT LICENSE AGREEMENT (the “First Amendment”) is entered into as of the date of last signature by and between the Regents of the University of Minnesota, a Minnesota constitutional corporation under the laws of the state of Minnesota, having a place of business at 1000 Westgate Drive, Suite 160, St. Paul, MN 55114 (the “University”), and Cellectis S.A., a corporation under the laws of the country of France having a business address of 8, rue de la Croix Jarry, 75013, Paris, France (the “Licensee” or “Cellectis S.A.”).

The University and the Licensee are individually referred to herein as a “Party” or collectively as the “Parties”.

BACKGROUND

University and Licensee entered into an Exclusive Patent License Agreement, dated and effective as of 10 January 2011, (the “License Agreement”), which incorporated the Terms and Conditions as defined in the License Agreement under which University granted to Licensee an exclusive license to University’s rights in the Licensed Technology, as defined in the License Agreement.

The Parties now wish to amend and clarify the Licensees’ rights and obligations under the License Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.	Definitions.

Capitalized terms used in this First Amendment that are not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.	Amendments to the Agreement. Effective the First Amendment Effective Date, the Parties hereby agree to amend the License Agreement as follows:

2.1 Licensee. Section 1 of the EPLA is hereby amended to add the following provision:

“For any avoidance of doubt, an Affiliate of Cellectis S.A. shall not be considered a Third Party.”

2.2 Definitions. The Terms and Conditions are hereby amended to add the following provisions as sections 1.19, 1.20 and 1.21:

“1.19 TALEN(s)’ shall mean a Licensed Product that is an endonuclease whose DNA recognition domain is composed of DNA binding domains derived from transcription activator-like (TAL) effectors protein.

“1.20 [***]

“1.21 Cellectis Bioresearch’ shall mean Cellectis Bioresearch SAS, which is an Affiliate of Cellectis S.A.”

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2.3 Sublicense Revenues. Section 1.14 of the Terms and Conditions are hereby deleted in its entirety and the following substituted in its stead:

“‘Sublicense Revenues’ means [***]

2.4 Running Royalties. The EPLA is hereby amended to add the following provision to subsection 11.4.1:

“For the avoidance of doubt, the Parties acknowledge and agree that sublicenses granted by the Licensee to a Third Party solely as part of the Third Party’s purchase of TALEN(s) from Licensee shall be reported as Commercial Sales of Licensed Products under this subsection 11.4.1 on which a [***] royalty as provided in this subsection shall be due.

“For further clarity, for sublicenses granting the Third Party both a license (i) to use Licensed Products for such persons’ commercial or other lawful purposes as part of a purchase of the Licensed Products and (ii) to practice the Licensed Technology to make and use TALEN(s), the Licensee shall clearly and reasonably specify in the sublicense agreement which payments are linked to the purchase of Licensed Products and which to the right to practice the Licensed Technology to make and use TALEN(s).”

“For additional clarity, such [***] royalty is due on i) the sale of Licensed Products by Licensee (for example, when Licensee sells a TALEN, or a cells modified with the TALENs); or ii) the sublicense fee associated with sales of Licensed Products (for example, when Licensee sells a TALEN and grants the right to use the TALEN to develop cells).”

2.5 Payments. Section 11.5 of the EPLA is hereby deleted in its entirety and the following substituted in its stead:

“As determined and payable as provided in section 6.4 of the Terms and Conditions, the licensee shall pay to the University [***] of all Sublicense Revenues paid to the Licensee in a calendar quarter during the Term and the Post-termination Period within thirty (30) days after the last day of such quarter. Notwithstanding any provision of this Agreement to the contrary, the Licensee shall have no obligation to pay the University any amount under this section 11.5 for moneys paid by Third Parties to the Licensee in connection with the Licensee granting such persons a right to use Licensed Products for their commercial or other lawful purposes as part of a purchase of Licensed Products.”

2.6 Financial Compensation. The EPLA is hereby amended to add the following provision as section 11.11:

“1.1.11 In addition to amounts owed by the Licensee to the University under other sections of this Agreement, the Licensee shall pay the University the following sums:

(i) within sixty (60) days after the final day of each calendar quarter during the Term and the Post-termination Period, [***] of all moneys actually paid to Cellectis Bioresearch under [***]; provided, however, the Licensee shall have no obligation under this part (i) of section 11.11 to make such payments for moneys earned after the third (3rd) anniversary of the effective date of [***];

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(ii) within thirty (30) days after the actual receipt by Cellectis Bioresearch of the milestone payment for having obtained cumulative Net Revenues of at least [***], as provided in [***]; and

(iii) within thirty (30) days after the actual receipt by Cellectis Bioresearch of the milestone payment for having obtained cumulative Net Revenues of [***].”

2.7 Patent Application Filings during the Term. The Terms and Conditions are hereby amended to add the following provision as section 4.4:

“4.4 The Licensee, without having obtained the consent of the University, may seek and obtain intellectual property protection for improvements to the Licensed Technology developed solely by the Licensee or developed jointly by the Licensee and a third party, other than an employee or student of the University working in the course of their employment or academic duties or using University resources.”

2.8 Licensee’s Address. Section 12 of the EPLA is hereby deleted in its entirety and the following substituted in its stead:

“Notices will be sent to the Licensee at:

Cellectis S.A.

Attn.: Mr. Andre Choulika (Chief Executive Officer)

8, rue de la Croix Jerry

75013 Paris, FRANCE

Voice Phone No.: +33 1 81 69 16 00

Facsimile No.: +33 1 81 69 16 06

2.9 Licensee’s Contact Person for Patent Prosecution Consultation. Section 13 of the EPLA is hereby deleted in its entirety and the following substituted in its stead:

“The University will, as set forth below in this Agreement, communicate with the contact person named below with respect to patent prosecution and maintenance:

Cellectis S.A.

[***]

8, rue de la Croix Jarry

75013 Paris, FRANCE

Voice Phone No.: +33 1 81 69 16 00

Facsimile No.: +33 1 81 69 16 06

[***]

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Upon ten (10) days prior written notice or email to the University, the Licensee may change the person designated above.”

3. General Provisions.

3.1 Except as amended in this First Amendment, the terms of the License Agreement remain unchanged and in full force and effect.

3.2 The License Agreement, as amended by this First Amendment, constitutes the entire agreement between the Parties with respect to the subject matter hereof.

3.3 This First Amendment may be executed in two counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this First Amendment to the Exclusive Patent License Agreement.

Regents of the University of Minnesota		Cellectis S.A.

By:	/s/ Jay W. Schrankler	By:	/s/ André Chjoulika
Name:	Jay W. Schrankler	Name:	André Chjoulika

Title:	Executive Director	Title:	Chief Executive Officer
Office for Technology Commercialization

Date:	May 24, 2012	Date:	May 11, 2012